Exhibit 99.1

Consumer Portfolio Services, Inc.
Nasdaq:  CPSS
As of September 30, 2007

Safe Harbor Statement
Information included in the following slides is believed to be accurate, but is not necessarily complete. Such information should be reviewed in its appropriate context. The implication that historical trends will continue in the future, or that past performance is indicative of future results, is disclaimed. To the extent that one reading the following material nevertheless makes such an inference, such inference would be a forward-looking statement, and would be subject to risks and uncertainties that could cause actual results to vary. Such risks include variable economic conditions, adverse portfolio performance
(resulting, for example, from increased defaults by the underlying obligors), volatile wholesale values of collateral underlying CPS assets, reliance on warehouse financing and on the capital markets, fluctuating interest rates, increased competition, regulatory changes, the risk of obligor default inherent sub-prime financing, and exposure to litigation.

Reference to Public Reports
Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U.S. Securities and Exchange Commission
("Commission"). Such materials may be found by inquiring of the Commission's
EDGAR search page (http://www.sec.gov/edgar/searchedgar/companysearch.html)
using CPS's ticker symbol, which is "CPSS." Risk factors that should be considered are described in Item 1A, “Risk Factors," of CPS's annual report on Form 10-K, which report is on file with the Commission and available for review at the
Commission's website. Such description of risk factors is incorporated herein by reference.

Company Overview
✓

Specialty finance company
    focused on sub-prime auto
    market
✓

Established in 1991;  IPO in
   1992
✓

Through September 30, 2007,
    approximately $8.1 billion in
    contract purchases from auto
    dealers
✓

Irvine, California headquarters
   and three strategically located
   servicing branches in Virginia,
   Florida and Illinois
✓

Approximately 956 employees
✓

As of September 30, 2007,
   managed portfolio of
   approximately $2.1 billion

U.S. Auto Finance Market
✓

2005 U.S. auto financing = $407
    billion(1)
▪

  $211 billion new;  $196
     billion used
✓

Company estimates 20%, or $81
    billion is “sub-prime”
✓

 Historically fragmented market with
    few long-term dominant players
✓

Significant barriers to entry
Major Market Players:
✓

AmeriCredit
✓

Capital One
✓

Triad
✓

HSBC/Household
✓

Wells Fargo
✓

CitiFinancial
✓

Chase Custom
✓

Manufacturers’ Captives
(1)

According to CNW Marketing Research, Inc.

Marketing
as of September 30, 2007
✓

Contracts with over 9,400 dealers in 47 states
✓

120 employee marketing reps in the field and 9 in-house
✓

Primarily factory franchise dealers
Contract Purchases for the nine
months ended September 30, 2007
Rental Car
Companies
1%
Independents(1)

11%
(1)

Includes contract purchases of TFC, a subsidiary that targets enlisted members of U.S. Armed Forces.
Factory
Franchised
88%

30%
25%
20%
15%
10%
5%
0%
2007
2006
2005
2004
2003
2002
Earlier

Collateral Description
✓

  Primarily late model pre-
      owned vehicles
▪

  17% New
▪

  83% Pre-owned
▪

  69% Domestic
▪

  31% Foreign
Securitization 2007-C
Principal Balances by
Model Year

Program Overview
CPS’s risk-adjusted pricing results in
program offerings covering a wide band of the credit spectrum

New contract acquisitions for the nine
months ended September 30, 2007
Program
Avg
Yield(1)
Avg Amount
Financed
Avg FICO
% of
Purchases (2)
Preferred
12.0%
$19,503
573
4%
Super Alpha
14.8%
$19,776
520
12%
Alpha Plus
16.5%
$17,704
526
18%
Alpha
18.5%
$15,688
519
42%
Standard
22.6%
$13,301
519
10%
Mercury / Delta
26.0%
$11,680
520
8%
First Time Buyer
26.5%
$11,507
540
6%
(1)

Contract APR as adjusted for fees charged (or paid) to dealer.
(2)

Under the CPS programs.

Borrower and Contract Profile
Borrower:
               Average age
38 years
               Average time in job
5 years
               Average time in residence
5 years
               Average credit history
               Average household income
9 years
$41,496 per year
               Percentage of homeowners
Contract:
              Average amount financed
              Average monthly payment
              Average term
              Weighted average APR
17%
$15,486
$390
63 months
18.1%
An emphasis on stable borrowers with the ability to
rehabilitate their credit profile
New contract acquisitions under the CPS programs for the nine months ended September 30, 2007

Operations
Contract Originations
✓

Centralized contract originations at
     Irvine HQ
▪

Maximizes control and efficiencies
✓

Proprietary auto-decisioning system
▪

Makes initial credit decision on
     approximately 90% of incoming
     applications
▪

Enhances dealer service by
     shortening response time
✓

Pre-funding verification of
    employment, income and residency
▪

Protects against dealer and obligor
     fraud
Servicing
✓

Geographically dispersed servicing centers
      enhance coverage and staffing flexibility and
      drive portfolio performance
✓

Early contact on past due accounts;
      commencing as early as first day after due
      date
✓

Early stage workload supplemented by
      automated intelligent predictive dialer
✓

Workloads allocated based on specialization
      and behavioral scorecards, which enhances
      efficiencies

1,200
1,000
800
600
400
200
0
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007

Historical Origination Volume
Annual Volumes ($
in millions)
Since inception through September 30, 2007 the Company has originated over $8.0 billion
(1) For the nine months ended September 30, 2007.
(1)

Strategies for Future Growth
✓

Increase dealer penetration and expand dealer network
▪

Expansion of marketing rep network
▪

Continue high level of dealer contact with
     improved service levels
▪

Expansion of risk-based pricing model
▪

Expansion of the independent dealer program
▪

Retention of existing customers

Portfolio Financing
✓

Two senior warehouse facilities aggregating $400 million
✓

$25 million subordinated warehouse facility allows advance rates up to 93% across both senior lines
✓

Quarterly “AAA” rated asset-backed securities provide long-term matched funding - $6.0 billion in 47 deals since 1994
✓

Use of multiple bond insurers enhances liquidity and structural flexibility
✓

Sale of subordinated tranches increases liquidity
✓

$120 million residual credit facility reduces cost of capital (closed
    July 2007)

Residual Interest Debt (left axis)
LT Debt (left axis)
Residual and LT Debt to Managed Portfolio (right axis)
$ in million
Period Ending
160
140
120
100
80
60
40
20
0
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Mar-07
Jun-07
Sep-07

Historical Corporate Debt

$2,500
$2,000
$1,500
$1,000
$500
$0
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Sep-07
SeaWest 3rd Party
SeaWest
TFC
MFN
CPS

Total Managed Portfolio
Composition by Source ($ in millions)
Primary Driver of Growth is CPS “Organic” Contract Purchases
with over 99% now On Balance Sheet
$2,053 mm
$595 mm
    $1,566 mm
$1,122 mm
$907 mm
$744 mm

9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
CPS Portfolio
Dec 95
Dec 96
Dec 97
Dec 98
Mar 99
Jun 99
Sep 99
Dec 99
Mar 00
Jun 00
Sep 00
Dec-00
Mar 01
Jun 01
Sep 01
Dec 01
Mar 02
Jun 02
Sep 02
Dec 02
Mar 03
Jun 03
Sep 03
Dec 03
Mar 04
Jun 04
Sep 04
Dec 04
Mar 05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07

Delinquencies and Repo Inventory (1)
Three
quarter rolling averages
(1)

31 or more days past due.

18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
1997
1998
2001
2002
2003
2004
2005
2006
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36

Static Pool Performance
Average ABS Pool Cumulative Net Losses as of September 30, 2007
Consistent
Performance and Positive Trends
ABS pools from 2003 onward
exhibit substantially better
performance.
Months seasoned

50%
40%
30%
20%
10%
0%
CPS Portfolio
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07

Auction Values
 Liquidation Values for Repo Sales Have
Increased from 2003 (1)
(1)  Net liquidation proceeds as a percentage of the net balance at the time of sale of the vehicle.

Summary Balance Sheets
($ in millions)
September 30, 2007

December 31,   2006
December 31, 2005
Assets
Cash
$       16.9
$         14.2
$         17.8
Restricted Cash
258.1
193.0
157.7
Finance receivables, net of allowance
1,897.4
1,401.4
913.6
Residual interest in securitizations
1.6
13.8
25.2
Deferred tax assets, net
55.9
54.7
7.5
Other Assets
63.7
51.5
33.4
$  2,293.6
$    1,728.6
$   1,155.1
Liabilities
Accounts payable and other liabilities
$23.0
$        20.9
$        19.8
Warehouse lines of credit
79.2
73.0
35.4
Income taxes payable
12.8
10.3
---
Residual interest financing
60.0
31.4
43.7
Securitization trust debt
1,984.0
1,443.0
924.0
Other debt
22.1
38.6
58.7
2,181.1
1,617.1
1,081.6
Shareholders’ equity
112.5
111.5
73.6
$  2,293.6
$  1,728.6
$  1,155.1

Summary Statements of Operations
Nine Months Ended
Years Ended
($ in millions)
September 30,
2007
September 30,
2006
December 31,
2006
December 31,
2005
Revenues
Interest income
$    267.4
$    188.2
$    263.6
$    171.8
Servicing fees
0.7
2.4
2.9
6.6
Other income
17.0
8.3
12.4
15.2
285.0
199.0
278.9
193.7
Expenses
Employee costs
33.7
28.3
38.5
40.4
General and administrative
35.3
31.2
42.0
39.3
Interest
99.6
65.4
93.1
51.7
Provision for credit losses
98.5
65.3
92.1
59.0
267.1
190.3
265.7
190.3
Pretax income (loss)
18.0
8.7
13.2
3.4
Income tax expense (gain)
7.6
---
(26.4)
---
Net income (loss)
$      10.4
$      8.7
$    39.6
$      3.4
EPS (fully diluted)
$    0.45
$    0.36
$    1.66
$    0.14
EPS (fully diluted) without tax gain
$    0.45
$    0.36
$    0.55
$    0.14

Selected Financial Data
($ in millions)
Nine Months Ended
Years Ended
September
30, 2007
September
30, 2006
December 31,
2006
December 31,
2005
December 31,
2004
Auto contract purchases
$1,016.5
$777.7
$1,019.0
$691.3
$447.2
Total managed portfolio
$2,053.1
$1,480.7
$1,565.9
$1,121.7
$906.9
Risk-adjusted margin (1)
$69.3
$57.5
$78.4
$61.2
$41.1
Core operating expenses (2)
  $ amount
$69.0
$59.6
$80.5
$79.7
$72.1
  % of average managed portfolio
5.0%
6.0%
5.8%
8.0%
8.4%
Return on managed assets (3)
1.30%
0.88%
0.96%
0.34%
NMF
Total delinquencies and repo
inventory (30+ days)
  (% of total owned portfolio)
6.1%
5.0%
5.5%
5.0%
5.6%
Annualized net charge-offs
  (% of average owned portfolio)
5.0%
4.0%
4.5%
5.3%
7.8%
(1)

Interest income less interest expense and provision for credit losses.
(2)

Total expenses less provision for credit losses less interest expense and impairment loss on residual asset.
(3)

Pretax income divided by average managed portfolio.

Investment Merits
✓

CPS has weathered industry
     turbulence to remain one of the
     few independent public auto
     finance companies
✓

Attractive industry fundamentals
✓

Disciplined approach to credit
     quality and servicing
✓

Demonstrated growth in new
     contract acquisitions, total
     managed portfolio, and pre-tax
     income
✓

Recurring revenue model and
     sound quality of earnings
✓

Operating leverage through
     economies of scale
✓

Opportunistic, successful
     acquisitions
✓

Stable senior management team
     with significant equity ownership
     - senior management, including
     vice presidents, average 12 years
     of service with the Company

Consumer Portfolio Services, Inc.
Nasdaq:  CPSS